UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2012

__________

Z TRIM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Illinois	001-32134	36-4197173
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)

Registrant’s telephone number, including area code: (847) 549-6002

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                Entry into a Material Definitive Agreement.

Issuance of Common Stock

On February 23, 2012, we entered into a private placement subscription agreement (the “Subscription Agreement”) with Brightline Ventures I-B, LLC, a Delaware Limited Liability Company (the “purchaser” or “Brightline”) pursuant to which we sold 311,545 shares of Common Stock, for a price of $1.50 per share and received gross proceeds of $467,318.

The Subscription Agreement contains representations and warranties that the parties made to, and solely for the benefit of, the other in the context of all of the terms and conditions of the Subscription Agreement and in the context of the specific relationship between the parties. The provisions of the Subscription Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such Subscription Agreement, and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and their agreements.

The Company expects to use these proceeds from the sale of the Common Stock, net of transaction expenses, for general corporate purposes, including working capital.

A copy of the form of Subscription Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Subscription Agreement and does not purport to be a complete.

Issuance of Convertible Notes and Warrants

Between January 20 and February 17, 2012, we secured bridge financing from three accredited investors (the “Investors”) pursuant to which we sold senior secured convertible promissory notes (each a “Note” and collectively the “Notes”) and warrants and received gross proceeds of $200,000.   The Notes have a twenty-four month term and accrue interest at the rate of 8% per annum.  The principal balance of the Notes is convertible at the rate of $1.00 per share into an aggregate of 200,000 shares of our common stock, $.00005 par value (the “Common Stock”).  The interest is payable either upon maturity of the Notes or quarterly at the Investors’ option in shares of the our Common Stock.  Any amount of principal or interest which is not paid when due shall bear interest at a rate of interest equal to the eighteen percent (18%) per annum.

The Notes will be secured by a first lien on all of our assets for so long as the Notes remain outstanding.  The Notes are callable at any time by us, at which time the Investors may choose to either convert the note into Common Stock or to receive re-payment in cash.  The Investors also received a five year warrant, to purchase an aggregate of 100,000 shares of Common Stock per unit with an exercise price of $1.50 per share (“Warrants”).  The Warrants are also callable by us in the event that the ten day trailing average closing price per share of Common Stock exceeds $2.99.

The Company expects to use the proceeds from the sale of the Notes, net of transaction expenses, for general corporate purposes, including working capital.

The foregoing description of the Notes and Warrants does not purport to be complete and is qualified in its entirety by reference to the Form of Note and Form of Warrant, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Investment Banking Agreement

On February 17, 2011 (the “Effective Date”), we entered into an Investment Banking Agreement (“Investment Banking Agreement”) with Legend Securities, Inc. ("Legend"), pursuant to which Legend agreed to provide business advisory services to us for a period of up to eighteen months with our ability to further extend the term of the Investment Banking Agreement for an additional six months.  We can terminate the Investment Banking Agreement at any time for any reason except during the first ninety days which requires a material breach by Legend that is uncured for ten days following notification of such breach.

In exchange for Legend's services, we agreed to pay Legend the sum of $10,000 per month and to issue Legend a warrant for the purchase of five hundred and fifty thousand (550,000) shares of the Company’s common stock (the “Legend Warrants”) at an exercise price of $0.71 per share.  The Legend Warrants vest as follows: 91,666 of the Legend Warrants vest on the Effective Date and then 91,666 of the Legend Warrants vest each 90 day period thereafter.  The Legend Warrants will have a term of five years.  When issued, the Legend Warrants shall contain a cashless exercise provision and certain “piggy-back” registration rights, pursuant to which the Company will register the shares underlying the Legend Warrants under the Securities Act of 1933, as amended (the “Securities Act”), in a registration statement filed with the U.S. Securities and Exchange Commission.

The foregoing description of the Investment Banking Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02                                Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The sale and issuance of the securities as disclosed in Item 1.01 of this Current Report on Form 8-K have been determined to be exempt from registration under the Securities Act of 1933, as amended (the "Act") in reliance on Section 4(2) of the Act and Rule 506 of Regulation D promulgated under the Act. We based this determination on the non-public manner in which we offered the securities and on the representations of the persons purchasing such securities, which included, in pertinent part, that such persons were "accredited investors" within the meaning of Rule 501 of Regulation D promulgated under the Act, and that such persons were acquiring such securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to resale or distribution, and that each such person understood such securities may not be sold or otherwise disposed of without registration under the Act or an applicable exemption therefrom.

Item 9.01.                                Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

4.1	Form of Note
4.2	Form of Warrant
10.1	Form of Subscription Agreement
10.2	Investment Banking Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Z TRIM HOLDINGS, INC.

Date: February 24, 2012	By:	/s/ Steve Cohen
Name: Steve Cohen
Title: President

INDEX TO EXHIBITS

No.	Description

4.1	Form of Note
4.2	Form of Warrant
10.1	Form of Subscription Agreement
10.2	Investment Banking Agreement